MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
                          MFS(R) INTERNATIONAL ADR FUND
                      MFS(R) INTERNATIONAL CORE EQUITY FUND

     Supplement to the December 1, 2001 as revised June 7, 2002 Prospectus

This Supplement describes the funds' class I shares, and it supplements certain information in the funds' Prospectus dated December 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                          MFS Global                                  MFS
                                                         Conservative             MFS            International
                                                            Equity           International            Core
                                                            Fund              ADR Fund            Equity Fund
Management Fees...........................................   1.00%               1.00%                 1.00%
Distribution and Service (12b-1 Fees).....................  None                None                  None
Other Expenses............................................   2.60%              15.16%                 2.40%
Total Annual Fund Operating Expenses......................   3.60%              16.16%                 3.40%
    Fee Waiver and/or Expense Reimbursement(1)............  (2.31)%            (14.87)%               (2.07)%
    Net Expenses(2).......................................   1.29%               1.29%                 1.33%

--------------------
(1) MFS has contractually agreed, subject to reimbursement, to bear each fund's expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed 0.25% annually. These contractual arrangements will continue until at least December 1, 2002, unless terminated with the consent of the board of trustees which oversees the funds.

(2) Each fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had such fee reductions been taken into account, "Net Expenses" would be 1.25% for each fund.

Example of Expenses. These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                            Year 1           Year 3          Year 5          Year 10
                                                            ------           ------          ------          -------
        MFS Global Conservative Equity Fund
        Class I Shares                                       $128             $814           $1,450           $2,853

                                                            Year 1           Year 3          Year 5          Year 10
                                                            ------           ------          ------          -------
        MFS International ADR Fund
        Class I Shares                                       $131            $3,120          $5,478           $9,423

                                                            Year 1           Year 3          Year 5          Year 10
                                                            ------           ------          ------          -------
        MFS International Core Equity Fund
        Class I Shares                                       $135             $852           $1,591           $3,546

2.   DESCRIPTION OF SHARE CLASSES


The "Description of Share Classes" is supplemented as follows:


If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of a fund.


The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of a fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the funds' policies, disqualify the purchaser as an eligible investor in class I shares.


3.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


    The date of this Supplement is December 1, 2001 as revised June 7, 2002.